Aquila Three Peaks Opportunity Growth Fund

Supplement dated May 29, 2013
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated April 25, 2013

At a special meeting to be held in the third quarter of 2013, shareholders of the Fund will be asked to approve the reorganization of the Fund into a newly-organized series of Aquila Funds Trust (the “Successor Fund”).  The Board of Trustees of the Fund unanimously approved the reorganization on March 3, 2013.  If the reorganization is approved by the shareholders of the Fund, it is expected to close as soon as possible after the shareholder meeting.

The reorganization is expected to achieve certain efficiencies in the administration and oversight of the Fund by, among other things, reducing the number of separate legal entities in the Aquila Group of Funds.  In addition, the Fund would operate under updated fundamental investment policies that are intended to simplify compliance monitoring and provide additional flexibility for the Fund.

There will be no changes to the Fund’s investment objective, principal investment strategies or investment management teams as a result of the proposed reorganization.  Aquila Investment Management LLC will continue to serve as the Manager of the Successor Fund following the reorganization.  Three Peaks Capital Management, LLC, will continue to serve as the Sub-Adviser of the Successor Fund following the reorganization.

The proposed reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Fund or its shareholders as a direct result of the reorganization.

It is expected that proxy materials with respect to the proposed reorganization will be sent to shareholders of the Fund in June 2013. Please read the proxy materials carefully, as they contain a more detailed description of the proposed reorganization.